UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2022

SLR Investment Corp.

(Exact name of registrant as specified in its charter)

MARYLAND	814-00754	26-1381340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 993-1670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SLRC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2022, SLR Investment Corp. (the “Company”) entered into a Fifth Supplement to Note Purchase Agreement, dated as of January 6, 2022 (the “Supplement”), to that certain Note Purchase Agreement dated as of November 8, 2016 (the “NPA”). Pursuant to the Supplement, on January 6, 2022, the Company issued to certain institutional investors, in a private placement, $135 million in aggregate principal amount of five-year, 3.33% unsecured notes due January 6, 2027 (the “Series 2016F Notes”), as an additional series of notes under the NPA. Except as set forth in the Supplement, the Series 2016F Notes have the same terms as the Series 2016A, Series 2016B, Series 2016C, Series 2016D and Series 2016E notes that were previously issued pursuant to the NPA, and the first supplement, second supplement, third supplement and fourth supplement thereto, respectively. Interest on the Series 2016F Notes will be payable semi-annually on January 6 and July 6 of each year, commencing July 6, 2022. The NPA also contains customary terms and conditions for unsecured notes issued in a private placement.

The description above is only a brief summary of the material provisions of the Supplement and is qualified in its entirety by reference to the Supplement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On January 6, 2022 the Company issued a press release describing the issuance of the Series 2016F Notes, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Fifth Supplement to Note Purchase Agreement

99.1	Press release, dated January 12, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLR Investment Corp.

Date: January 12, 2022	By:	/s/ Richard L. Peteka
Richard L. Peteka
Secretary